  A-1   DMWEST #8696531 v2   MANAGEMENT AGREEMENT   This MANAGEMENT AGREEMENT (the “Agreement”), effective as of this 29th day   of July, 2020, by and between Union Bank and Trust Company, a Nebraska banking corporation   and trust company, not in its individual capacity, but solely as trustee under the Trust   Agreements (as defined below) (the “Trustee”), and Whitetail Rock Capital Management, LLC,   a Nebraska limited liability company and registered investment adviser (the “Manager”).   WHEREAS, the Trustee has entered into various trust agreements for trusts established   by Angela L. Muhleisen and Dan D. Muhleisen (each, a “Trust Agreement” and collectively, the   “Trust Agreements”) listed on Appendix A, as may be amended from time to time, (each, a   “Trust” and collectively, the “Trusts”);   WHEREAS, the Trustee is authorized to engage an investment adviser to manage the   assets of the Trusts pursuant to the terms of the Trust Agreements; and   WHEREAS, the Trustee wishes to engage the Manager to act as Investment Adviser   under the terms of this Agreement and in accordance with the Trust Agreements.   NOW, THEREFORE, in consideration of the mutual covenants and promises contained   herein, the parties, intending to be legally bound, hereby agree as follows:   1. Services. The Manager agrees to act as investment adviser with respect to the   assets of each Trust in accordance with the investment objectives and limitations set forth in each   Trust Agreement. Manager shall provide the services of those of its officers or employees as   may be required to furnish the services requested by the Trustee under this Agreement.   2. Term and Termination. The initial term of this Agreement shall be for the period   commencing on the date first set forth above, and ending on the first anniversary thereof (such   period, as it may be extended, being referred to as the “Management Period”), unless sooner   terminated in accordance with the provisions of this Section 2. The Management Period shall   automatically renew for successive one-year periods after the initial Management Period without   necessity of documentation unless both parties mutually agree to terminate.   Either party may terminate this Agreement at any time, without penalty, by giving the   other party at least 60 days’ prior written notice. Termination of this Agreement will not affect   the liabilities or obligations of the parties from transactions initiated before termination of this   Agreement or Trustee's obligation to pay advisory fees as set forth in this Agreement. Upon the   termination of this Agreement, Manager will have no obligation to recommend or take any   action with regard to the securities, cash or other investments held by the Trustee pursuant to the   Trust Agreements.   3. Compensation.   (a) Fees. The Trustee shall pay to the Manager annual fees in an amount   equal to five basis points (0.05%) per annum of the aggregate value of the assets of the   Trusts as calculated by the Manager as of the last day of each calendar quarter. Fees are   payable quarterly in arrears. The Trustee and Manager acknowledge that the initial assets

  A-2   DMWEST #8696531 v2   of the Trusts consist of Class B shares of Nelnet, Inc. common stock (the “Class B   Shares”), which are freely convertible into Class A shares of Nelnet, Inc. common stock.   The parties agree that the value of any Class B Shares held in the trusts will be based   upon the most recent closing price for Nelnet, Inc. Class A shares of common stock on   the New York Stock Exchange or such other national securities exchange on which   Nelnet, Inc. common stock trades.   (b) Reimbursement of Expenses. The Trustee shall reimburse Manager for all   reasonable and necessary expenses incurred or paid by Manager in connection with, or   related to, the performance of its services under this Agreement. Manager shall submit to   the Trustee itemized monthly statements, in a form satisfactory to the Trustee, of such   expenses incurred in the previous month. The Trustee shall pay to Manager amounts   shown on each such statement within 30 days after receipt thereof.   4. Cooperation. The Trustee shall provide such access to its information and   property as may be reasonably required in order to permit Manager to perform its obligations   hereunder.   5. Standard of Care and Liability. In providing services hereunder, Manager shall   act with the care, skill, prudence and diligence under the circumstances then prevailing that a   prudent person acting in a like capacity and familiar with such matters would use in the conduct   of an enterprise of a like character and with like aims. Except when otherwise specifically   required by law, Manager shall only be liable to Trustee for any direct and foreseeable losses,   including reasonable attorney’s fees, resulting from negligence or willful misconduct of Manager   or breach of this Agreement by the Manager. Except as may otherwise be provided by law,   Manager will not be liable to Trustee for any act or failure to act by the Trustee, any broker-   dealer to which transactions are directed, or by any other third party. The federal and state   securities laws impose liabilities under certain circumstances on persons who act in good faith,   and therefore nothing in this Agreement will waive or limit any rights that Trustee may have   under those laws. Trustee and Manager acknowledge and agree that each of the Trust   Agreements contains provisions regarding investment of the Trusts’ assets and that nothing   contained herein will be deemed to impose liability on Manager for managing the Trusts’ assets   in accordance with the Trust Agreements.   6. Proprietary Information.   (a) Proprietary Information.   (i) Manager acknowledges that its relationship with the Trustee is one of trust   and confidence and that in the course of providing services to the Trustee,   Manager will have access to and contact with Proprietary Information, as defined   below. Manager will not, during the Management Period or at any time   thereafter, disclose to others, or use for its benefit or the benefit of others, any   Proprietary Information.   (ii) For purposes of this Agreement, Proprietary Information shall mean, by   way of illustration and not limitation, all information (whether or not patentable   DocuSign Envelope ID: 01A18C94-F809-4ADA-A9DD-362CEA18EAA6

  A-3   DMWEST #8696531 v2   and whether or not copyrightable) owned, possessed or used by the Trustee,   including, without limitation, any invention, formula, vendor information,   customer information, apparatus, equipment, trade secret, process, research,   report, technical data, know-how, computer program, software, software   documentation, hardware design, technology, marketing or business plan,   forecast, unpublished financial statement, budget, license, price, cost and   employee list that is communicated to, learned of, developed or otherwise   acquired by Manager in the course of its service as a consultant to the Trustee.   (iii) Manager’s obligations under this Section 5(a) shall not apply to any   information that (a) is or becomes known to the general public under   circumstances involving no breach by Manager or others of the terms of this   Section 5(a), (b) is generally disclosed to third parties by the Trustee without   restriction on such third parties, or (c) is approved for release by written   authorization of the Board of Directors of the Trustee.   (iv) Upon termination of this Agreement or at any other time upon request by   the Trustee, Manager shall promptly deliver to the Trustee all records, files,   memoranda, notes, designs, data, reports, price lists, customer lists, drawings,   plans, computer programs, software, software documentation, sketches, research   notebooks and other documents (and all copies or reproductions of such   materials) relating to the business of the Trustee.   (v) Manager represents that its performance under this Agreement does not,   and shall not, breach any agreement that obligates it to keep in confidence any   trade secrets or confidential or proprietary information of it or of any other party   or to refrain from competing, directly or indirectly, with the business of any other   party. Manager shall not disclose to the Trustee any trade secrets or confidential   or proprietary information of any other party.   (b) Remedies. Manager acknowledges that any breach of the provisions of   this Section 6 shall result in serious and irreparable injury to the Trustee for which the   Trustee cannot be adequately compensated by monetary damages alone. Manager agrees,   therefore, that, in addition to any other remedy it may have, the Trustee shall be entitled   to enforce the specific performance of this Agreement by Manager and to seek both   temporary and permanent injunctive relief (to the extent permitted by law) without the   necessity of proving actual damages.   7. Independent Contractor Status. Manager shall perform all services under this   Agreement as an “independent contractor.”   8. Proxy Voting. Trustee hereby designates and authorizes Manager to vote all   proxies for securities held in the Trusts in accordance with Manager’s written proxy voting   policy. In connection with such voting, Manager is authorized to take into account the wishes of   the settlor of the Trusts. Trustee will forward promptly to Manager copies of all proxies and   shareholder communications relating to securities in the Trusts. Trustee agrees that Manager   DocuSign Envelope ID: 01A18C94-F809-4ADA-A9DD-362CEA18EAA6

  A-4   DMWEST #8696531 v2   will not be liable for failing to vote any proxies or take any other action when it has not received   such proxies or other shareholder communications on a timely basis.   9. Services to Other Clients. Trustee understands that Manager may perform   investment management services for other clients with various investment objectives and   policies. Trustee acknowledges that Manager may give advice and take action with respect to   such clients which may differ from advice given, or the timing or nature of action taken under   this Agreement. Trustee acknowledges that Manager may recommend the purchase or sale of   securities or other investments held under the Trust Agreements that affiliates of the Manager   (“Affiliated Persons”) may also purchase or sell for their own account. Trustee further   acknowledges that Manager shall have no obligation to recommend for purchase or sale by the   Trustee, any security or other investment that Affiliated Persons may purchase or sell for its or   their own account or any other client accounts. This Agreement does not limit or restrict in any   way Manager or any of its Affiliated Persons from buying, selling or trading in any securities or   other investments for their own accounts.   Manager or its Affiliated Persons may provide services for, or solicit business from   various companies, including issuers of securities that Manager may recommend for purchase or   sale by Trustee. In providing these services, Manager or its Affiliated Persons may obtain   material, nonpublic or other confidential information that, if disclosed, might affect an investor’s   decision to buy, sell or hold a security. Under applicable law, Manager and its Affiliated Persons   cannot improperly disclose or use this information for their personal benefit or for the benefit of   any person, including clients of Manager. If Manager or any Affiliated Person obtains material,   nonpublic or other confidential information about any issuer, Manager is prohibited from   disclosing the information to Trustee or using it for Trustee’s benefit.   10. Notices. All notices required or permitted under this Agreement shall be in   writing and shall be deemed effective upon personal delivery or upon deposit in the United   States Mail, by registered or certified mail, postage prepaid, addressed to the other party as set   forth below:   (a) If to Manager:    Whitetail Rock Capital Management, LLC    c/o Matthew Brinkman    121 South 13th Street, Suite 121    Lincoln, NE 68508   If to the Trustee:    Union Bank and Trust Company    c/o Nate Wieting    6801 South 27th Street    Lincoln, NE 68512   11. Entire Agreement. This Agreement constitutes the entire agreement between the   parties and supersedes all prior agreements and understandings, whether written or oral, relating   to the subject matter of this Agreement.   DocuSign Envelope ID: 01A18C94-F809-4ADA-A9DD-362CEA18EAA6

  A-5   DMWEST #8696531 v2   12. Amendment. This Agreement may be amended or modified only by a written   instrument executed by both the Trustee and Manager.   13. Governing Law. This Agreement shall be construed, interpreted and enforced in   accordance with the laws of the State of Nebraska.   14. Assignment. Except as otherwise provided herein, none of the rights, duties or   obligations of either party to this Agreement may be assigned without the consent of the other.   “Assignment” shall have the definition given under the Investment Advisers Act of 1940 (the   "Advisors Act").   15. Miscellaneous.   (a) No delay or omission by the Trustee in exercising any right under this   Agreement shall operate as a waiver of that or any other right. A waiver or consent given   by the Trustee on any one occasion shall be effective only in that instance and shall not   be construed as a bar or waiver of any right on any other occasion.   (b) The captions of the sections of this Agreement are for convenience of   reference only and in no way define, limit or affect the scope or substance of any section   of this Agreement.   (c) In the event that any provision of this Agreement shall be invalid, illegal   or otherwise unenforceable, the validity, legality and enforceability of the remaining   provisions shall in no way be affected or impaired thereby.   IN WITNESS WHEREOF, the parties hereto have executed this Management Agreement as   of the day and year set forth above.    Whitetail Rock Capital Management, LLC    By:    Title:    Union Bank and Trust Company    By:    Title:   DocuSign Envelope ID: 01A18C94-F809-4ADA-A9DD-362CEA18EAA6   AVP & TRUST OFFICER   Chief Compliance Officer